                                                                   EXHIBIT 10.19


                   THIRD AMENDED AND RESTATED VOTING AGREEMENT


         AGREEMENT, dated as of February 13, 1998 among Aspect Medical Systems, Inc., a Delaware corporation (the "Company"); those persons whose names are set forth under the heading "Preferred Shareholders" on SCHEDULE I hereto (the "Preferred Shareholders"); those persons whose names are set forth under the heading "Common Shareholders" on SCHEDULE I hereto (the "Common Shareholders"); and those persons who shall, after the date hereof, join in and become a party to this Agreement by executing and delivering to the Company an Instrument of Accession in the form of SCHEDULE II hereto.

         WHEREAS, the Common Shareholders, certain of the Preferred Shareholders and the Company are parties to a certain Second Amended and Restated Voting Agreement dated February 26, 1997 (the "Old Voting Agreement"), pursuant to which the Common Shareholders and certain of the Preferred Shareholders agreed to vote their shares of capital stock of the Company in a certain manner with respect to the election of the Board of Directors of the Company;

         WHEREAS, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated as of the date hereof between the Company and the purchasers listed on SCHEDULE I thereto (the "Series D Purchase Agreement"), certain of the Preferred Shareholders are purchasing Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred Stock"); and

         WHEREAS, it is a condition to the obligations of the Preferred Shareholders purchasing Series D Preferred Stock pursuant to the Series D Purchase Agreement that this Agreement be executed by the parties hereto to amend and restate the Old Voting Agreement as set forth herein, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. AMENDMENT TO OLD VOTING AGREEMENT. The Old Voting Agreement is hereby amended and restated upon the terms and conditions contained in this Agreement to read in its entirety as provided herein.

         2. DEFINITIONS. As used in this Agreement, the term "Shares" shall mean any voting securities of the Company currently owned (either beneficially or of record) or subsequently acquired by any party to this Agreement, including any securities which such party does not own (either beneficially or of record) but as to which such party exercises voting control, and including, without limitation, shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock") acquired upon conversion of shares of convertible preferred stock or upon exercise of options or warrants to purchase Common Stock.

         3. TERM. The term of this Agreement shall commence on the date hereof and shall terminate upon the earlier of (i) the closing of a firm commitment underwritten public offering of shares of Common Stock which (a) results in aggregate gross proceeds of at least $20,000,000, and (b) is at a price per share in excess of $12.00, which number shall be appropriately adjusted for stock splits, stock dividends, combinations, reorganizations, recapitalizations and other similar events involving a change in the capital structure of the Company, or (ii) the tenth anniversary of the date of this Agreement.

         4.   BOARD OF DIRECTORS.

              (a) Each party covenants and agrees that it shall vote all of its Shares so that the Company's Board of Directors shall consist of no more than eight members, unless the number of members of the Board of Directors of the Company is expanded pursuant to paragraph (e) below.

              (b) Each party covenants and agrees that at any and all meetings (including any written action in lieu of a meeting of shareholders of the Company at which directors are to be elected) each party shall at all such times vote all of its Shares, to the extent permitted pursuant to the Company's Third Restated Certificate of Incorporation (or successor thereto), to cause and maintain the election to the Board of Directors of the Company of: (i) one nominee selected by Nassib G. Chamoun ("Chamoun"), subject to paragraph (c) below, (ii) two nominees designated by a majority of the Series B-1 Convertible Preferred Stock, $.01 par value per share (the "Series B-1 Preferred Stock") and the Series B-2 Convertible Preferred Stock, $.01 par value per share (the "Series B-2 Preferred Stock"), voting together as a single series, (iii) one nominee designated by a majority of the Series A-1 Convertible Preferred Stock, $.01 par value per share (the "Series A-1 Preferred Stock") and the Series A-2 Preferred Stock, $.01 par value per share (the "Series A-2 Preferred Stock"), voting together as a single series, and acceptable to both Aeneas Venture Corporation (for so long as it holds shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock) and New Enterprise Associates IV, Limited Partnership (for so long as it holds shares of Series A-1 Preferred Stock or Series A-2 Preferred Stock), (iv) one nominee selected by Polaris Venture Partners, L.P. ("Polaris") (for so long as it holds shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred Stock") or Series C-2 Convertible Preferred Stock, $.01 par value per share (the "Series C-2 Preferred Stock") or, in the event that Polaris no longer holds shares of Series C Preferred Stock or Series C-2 Preferred Stock, by the holders of a majority of shares of Series C Preferred Stock and Series C-2 Preferred Stock), (v) one nominee selected by the holders of a majority of the shares of Series D Preferred Stock and Series D-2 Convertible Preferred Stock, $.01 par value per share (the "Series D-2 Preferred Stock"), voting together as a single series, (vi) one nominee selected by a majority of the directors designated pursuant to clauses (ii) through (v) of this Section 4(b), and (vii) an additional nominee who shall be agreed upon by the management of the Company and a majority of the directors designated pursuant to clauses (ii) through (v) of this paragraph (b); PROVIDED, HOWEVER, that the nominee selected pursuant to this clause (vii) shall not be any person affiliated with the Company's management, the holders of Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock or Series D-2 Preferred Stock (a "NonAffiliated Director") ; PROVIDED FURTHER that each party agrees to vote their Shares to remove such a Non-Affiliated Director if such removal is recommended by a majority of the directors designated pursuant to clauses (ii) through (v) of this paragraph (b).

              (c) Notwithstanding paragraph (b) above, Chamoun shall be entitled to designate one nominee to the Board of Directors of the Company only if, at the time of any such nomination, he is then employed by the Company or serving as a consultant to the Company at its request. Commencing with the date Chamoun's relationship with the Company as an employee or consultant terminates and thereafter, the nominee to which Chamoun would otherwise have been entitled to designate pursuant to clause (i) of paragraph (b) above, shall be such person who is designated by the Chief Executive Officer of the Company and approved by a majority of nominees or directors who were nominees designated pursuant to clauses (ii) through (v) of paragraph (b) above.

              (d) The parties agree that (i) the initial nominee designated by Chamoun is Chamoun, (ii) the initial nominees designated by the majority of the Series B-1 Preferred Stock are Stephen D. Coit and Edwin M. Kania, Jr., (iii) the initial nominee designated by the majority of the Series A-1 Preferred Stock is J. Breckenridge Eagle, (iv) the initial nominee designated by a majority of the holders of Series C Preferred Stock is Terrance McGuire, (v) the initial nominee designated by the directors pursuant to clause (v) of Section 4(b) is Terral Jordan, (vi) the initial nominee designated by the directors elected pursuant to clauses (ii) through (v) of Section 4(b) above is Donald Stanski and
(vii) the initial nominee as a Non-Affiliated Director is Lester J. Lloyd.

              (e) The Board of Directors shall be expanded by up to two additional members if it is deemed desirable by a majority of the Series A-1 Preferred Stock, Series B-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock, voting together. The nominees to fill the directorship(s) created by the expansion of the Board of Directors shall be designated by a majority of the directors elected pursuant to clauses (ii) through (v) of Section 4(b) above, PROVIDED,

HOWEVER, that the nominee(s) designated pursuant to this paragraph (e) shall not be any person affiliated with the Company's management, the holders of Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock or Series D-2 Preferred Stock. The Board of Directors will be enlarged and the designated nominees will be elected in accordance with the Company's By-laws.

         5. VACANCIES. Subject to paragraph (c) of Section 4 above, any vacancy in the Board of Directors of the Company (occurring due to the resignation, death or removal of a director or due to the expansion of the Board of Directors pursuant to paragraph (e) above) shall be filled by a nominee elected by the parties who had the right to elect the nominee for such vacant directorship pursuant to Section 4 (b) above or pursuant to paragraph (e) above, as applicable.

         6.   MISCELLANEOUS.

              (a) This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof and may not be amended, modified or terminated, and no rights or provisions herein may be waived, without the written consent of (i) the holders of at least 85% of the then outstanding shares of Series B-1 Preferred Stock, Series A-1 Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, Series A-2 Preferred Stock, Series B-2 Preferred Stock, Series C-2 Preferred Stock and Series D-2 Preferred Stock, voting together as a single class, and (ii) the holders of a majority of the outstanding shares of Common Stock of the Company held by those who are or have become a party to this Agreement.

              (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. This Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective heirs, personal representatives, successors or assigns and any transferee of any of the Shares.

              (c) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

              (d) This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto, notwithstanding that all such parties have not signed the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                    ASPECT MEDICAL SYSTEMS, INC.

                                    By: /s/ Nassib G. Chamoun
                                        ----------------------------------------
                                        Nassib G. Chamoun
                                        President

                                    /s/
                                    --------------------------------------------
                                    Henry L. Hillman, Elsie Hilliard Hillman and
                                    C. G. Grefenstette, Trustees of the Henry L.
                                    Hillman Trust U/A dated 11/18/85

                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Juliet Lea
                                    Hillman

                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Audrey
                                    Hilliard Hillman

                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for William
                                    Talbott Hillman

                                    /s/
                                    --------------------------------------------
                                    C. G. Grefenstette and Thomas C. Bigley,
                                    Trustees U/A/T dated 8/28/68 for Henry L.
                                    Hillman, Jr.




                  [Third Amended and Restated Voting Agreement]

                                          VENHILL LIMITED PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          JULIET CHALLENGER, INC.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          BT ALEX BROWN EMPLOYEE VENTURE FUND


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          SECOND CENTURY GROWTH DEFERRED
                                          COMPENSATION PLAN: Piper Jaffray, Inc.


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:


                                          THE JOHN BURROUGHS SCHOOL
                                          ENDOWMENT FUND


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:




                  [Third Amended and Restated Voting Agreement]

                                         /s/ Noubar Afeyan
                                         ---------------------------------------
                                         Noubar Afeyan

                                         /s/ Stanley Lapidus
                                         ---------------------------------------
                                         Stanley Lapidus



                                         POLARIS VENTURE PARTNERS, L.P.

                                         By: Polaris Venture Management Co., LLC
                                             Its General Partner


                                         By: /s/
                                             -----------------------------------
                                             Member



                                         POLARIS VENTURE PARTNERS
                                         FOUNDERS' FUND, L.P.

                                         By: Polaris Venture Management Co., LLC
                                             Its General Partner


                                         By: /s/
                                             -----------------------------------
                                             Member



                                         ONE LIBERTY FUND III, L.P.

                                         By: One Liberty Partners III, L.P.,
                                             Its General Partner


                                         By: /s/ Edwin M. Kania, Jr.
                                             -----------------------------------
                                             Edwin M. Kania, Jr.
                                             General Partner




                  [Third Amended and Restated Voting Agreement]

                                          GILDE INTERNATIONAL B.V.

                                          By: One Liberty Partners III, L.P.,
                                              its Attorney-in-Fact


                                          By: /s/ Edwin M. Kania, Jr.
                                              ----------------------------------
                                          Title:  Edwin M. Kania, Jr.
                                                  General Partner



                                          CHARLES RIVER PARTNERSHIP VII,
                                          LIMITED PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:



                                          NEW VENTURE PARTNERS III, LIMITED
                                          PARTNERSHIP


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:



                                          GENSTAR INVESTMENT CORPORATION


                                          By: /s/
                                              ----------------------------------
                                          Name:
                                          Title:



                  [Third Amended and Restated Voting Agreement]

                                     HIGHLAND CAPITAL PARTNERS II, LIMITED
                                     PARTNERSHIP

                                     By: Highland Management Partners II Limited
                                         Partnership, its General Partner


                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:



                                     MAYFIELD ASSOCIATES


                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:



                                     MAYFIELD MEDICAL PARTNERS


                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:



                                     MAYFIELD VI


                                     By: /s/
                                         ---------------------------------------
                                     Name:
                                     Title:





                  [Third Amended and Restated Voting Agreement]

                               MERRILL, PICKARD, ANDERSON & EYRE IV,
                               LIMITED PARTNERSHIP

                               By: MPAE IV Management Co., L.P.


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               NEW ENTERPRISE ASSOCIATES IV, LIMITED
                               PARTNERSHIP

                               By: New Enterprise Associates IV, Limited
                                   Partnership

                               By: NEA Partners IV, Limited Partnership

                               By: /s/ Nancy Dorman
                                   ---------------------------------------------
                                   Nancy Dorman
                                   General Partner



                               ORCHID & CO., nominee for
                               T. Rowe Price Threshold Fund III, L.P.

                               By: T. Rowe Price Threshold Fund Associates, Inc.
                                   General Partner


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:





                  [Third Amended and Restated Voting Agreement]

                               CHANCELLOR LGT PRIVATE CAPITAL
                               PARTNERS III, L.P.

                               By: CPCP Associates, L.P.,
                                   its general partner

                               By: Chancellor LGT Venture Partners, Inc.,
                                   its general partner

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               HLM PARTNERS VII, L.P.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               SUTTER HILL VENTURES, A CALIFORNIA LIMITED
                               PARTNERSHIP

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               TOW PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:





                  [Third Amended and Restated Voting Agreement]

                                   /s/
                                   ---------------------------------------------
                                   William H. Younger, Jr., Trustee of the
                                   Younger Living Trust


                                   /s/
                                   ---------------------------------------------
                                   Paul M. and Marsha R. Wythes, Trustees of
                                   the Wythes Living Trust


                                   /s/ G. Leonard Baker
                                   ---------------------------------------------
                                   G. Leonard Baker


                                   /s/ Ronald L. Perkins
                                   ---------------------------------------------
                                   Ronald L. Perkins


                                   /s/ James C. Gaither
                                   ---------------------------------------------
                                   James C. Gaither


                                   /s/ David L. Anderson
                                   ---------------------------------------------
                                   David L. Anderson


                                   /s/ Tench Coxe
                                   ---------------------------------------------
                                   Tench Coxe


                                   /s/ Robert Carpenter
                                   ---------------------------------------------
                                   Robert Carpenter


                                   /s/ Theodore and Mary Stanley
                                   ---------------------------------------------
                                   Theodore and Mary Stanley




                  [Third Amended and Restated Voting Agreement]

                                   H&D INVESTMENTS II


                                   By: /s/
                                       -----------------------------------------
                                       Name:  Paul P. Brountas
                                       Title: Partner



                                   /s/ J. Breckenridge Eagle
                                   ---------------------------------------------
                                   J. Breckenridge Eagle


                                   /s/ Vijay J. Shah
                                   ---------------------------------------------
                                   Vijay J. Shah


                                   /s/ Vikas Saini
                                   ---------------------------------------------
                                   Vikas Saini


                                   /s/ J. Neal Armstrong
                                   ---------------------------------------------
                                   J. Neal Armstrong


                                   /s/ Timothy J. Crowley
                                   ---------------------------------------------
                                   Timothy J. Crowley


                                   /s/ Anne De Gheest
                                   ---------------------------------------------
                                   Anne De Gheest


                                   /s/ Robert R. Everett
                                   ---------------------------------------------
                                   Robert R. Everett




                  [Third Amended and Restated Voting Agreement]

                               THE LOWN CARDIOVASCULAR RESEARCH FOUNDATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Glen E. Wegner
                               -------------------------------------------------
                               Glen E. Wegner



                               ZED INTERNATIONAL, INC.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               BAYVIEW INVESTORS, LTD.

                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                              INTERSTOCK ANSTALT FUR VERMOGENS UND TRUST
                              VERWALTUNG


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory





                  [Third Amended and Restated Voting Agreement]

                               SVE STAR VENTURE ENTERPRISES NO. V,
                               A GERMAN CIVIL LAW PARTNERSHIP
                               (WITH LIMITATION OF LIABILITY)


                               By: SVM Star Ventures
                                   Managementgesellschaft mbH Nr. C


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory



                               SVM STAR VENTURES
                               MANAGEMENTGESELLSCHAFT MBH NR.
                               3 & CO. BETEILIGUNGS KG

                               By: SVM Star Ventures
                                   Managementgesellschaft mbH Nr. C


                               By: /s/
                                   ---------------------------------------------
                                   Authorized Signatory


                               /s/ Richard and Julie Rogers
                               -------------------------------------------------
                               Richard and Julie Rogers


                               /s/ Theodore H. Ashford
                               -------------------------------------------------
                               Theodore H. Ashford



                               AENEAS VENTURE CORPORATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:




                  [Third Amended and Restated Voting Agreement]

                               CATALYST VENTURES, LIMITED PARTNERSHIP


                               By: New Enterprise Associates IV, Limited
                                   Partnership


                               By: NEA Partners IV, Limited Partnership


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                               DAVID L. ANDERSON


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               WELLS FARGO BANK, TRUSTEE SHV M/P/T FBO
                               TENCH COXE


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Caroline Z. Pratt
                               -------------------------------------------------
                               Caroline Z. Pratt


                               /s/ David C. Zraket
                               -------------------------------------------------
                               David C. Zraket




                  [Third Amended and Restated Voting Agreement]

                               /s/ Suzanne M. Otterbein
                               -------------------------------------------------
                               Suzanne M. Otterbein


                               /s/ Elizabeth Z. Callahan
                               -------------------------------------------------
                               Elizabeth Z. Callahan


                               /s/ William H. Younger, Jr.
                               -------------------------------------------------
                               William H. Younger, Jr.



                               THE STANLEY RESEARCH FOUNDATION


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               FISHERS ISLAND PARTNERS


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Philip G. Aberizk
                               -------------------------------------------------
                               Philip G. Aberizk


                               /s/ Nassib G. Chamoun
                               -------------------------------------------------
                               Nassib G. Chamoun


                               -------------------------------------------------
                               Ziad and Lori Chamoun





                  [Third Amended and Restated Voting Agreement]

                               /s/ Philip Devlin
                               -------------------------------------------------
                               Philip Devlin as Custodian for Michael
                               Travers Devlin


                               /s/ Farhat N. Homsy, M.D.
                               -------------------------------------------------
                               Farhat N. Homsy, M.D.


                               -------------------------------------------------
                               Veena C. Saini


                               -------------------------------------------------
                               Douglas N. Young


                               -------------------------------------------------
                               Mary Lee Young


                               /s/ Donald Stanski
                               -------------------------------------------------
                               Donald Stanski



                               LANDMARK VENTURES, LIMITED PARTNERSHIP


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Nina S. Rohrbasser
                               -------------------------------------------------
                               Nina S. Rohrbasser


                               /s/ Victoria Shah
                               -------------------------------------------------
                               Victoria Shah




                  [Third Amended and Restated Voting Agreement]

                               /s/ Douglas Schair
                               -------------------------------------------------
                               Douglas Schair



                               CITIVENTURE 96 PARTNERSHIP, L.P.

                               By: Chancellor LGT Asset Management, Inc.
                               as investment advisor


                               By: /s/
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               /s/ Jeffrey L. Barrett
                               -------------------------------------------------
                               Jeffrey L. Barrett


                               /s/ Stephen E. Coit
                               -------------------------------------------------
                               Stephen E. Coit


                               /s/ Steven H. Kane
                               -------------------------------------------------
                               Steven H. Kane


                               /s/ Lester J. Lloyd
                               -------------------------------------------------
                               Lester J. Lloyd




                  [Third Amended and Restated Voting Agreement]


                                       SCHEDULE I

PREFERRED SHAREHOLDERS


Henry L. Hillman, Elsie Hilliard Hillman and C. G. Grefenstette, Trustees of the
Henry L. Hillman Trust U/A dated
11/18/85
1800 Grant Building
Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley,     C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for Juliet      Trustees U/A/T dated 8/28/68 for
Lea Hillman                                  Audrey Hilliard Hillman
1800 Grant Building                          1800 Grant Building
Pittsburgh, PA 15219                         Pittsburgh, PA 15219


C. G. Grefenstette and Thomas C. Bigley,     C. G. Grefenstette and Thomas C. Bigley,
Trustees U/A/T dated 8/28/68 for             Trustees U/A/T dated 8/28/68 for
William Talbott Hillman                      Henry L. Hillman, Jr.
1800 Grant Building                          1800 Grant Building
Pittsburgh, PA 15219                         Pittsburgh, PA 15219


Venhill Limited Partnership                  Juliet Challenger, Inc.
c/o Howard B. Hillman                        824 Market Street, Suite 900
Autotrol Technology                          Wilmington, DE 19801
12500 N. Washington Street                   Attn: Andrew McQuarrie
Denver, CO 80241-2404
with copy to:
Irene Riebe
Taconic Group, Inc.
158 Main Street
New Canaan, CT 06840




                  [Third Amended and Restated Voting Agreement]


ABS Employees' Venture Fund Limited          Second Century Growth Deferred
Partnership                                  Compensation Plan: Piper Jaffray, Inc.
c/o Dan Gunter                               c/o Buzz Benson
375 West Padonia Rd.                         222 South 9th St., 13th Floor
Timonium, MD 21093                           Minneapolis, MN 55402


The John Burroughs School Endowment          Noubar Afeyen
Fund                                         c/o PerSeptive Biosystems
c/o Keith Shahan                             500 Old Connecticut Pass
755 South Price Road                         Framingham, MA 01701
St. Louis, MO 63124


Stanley Lapidus                              Douglas Schair
c/o Exact Laboratories, Inc.                 601 Chandlers Wharf
63 Great Road                                Portland, ME 04101
Maynard, MA 01754


Polaris Venture Partners, L.P.               Landmark Ventures, Limited Partnership
Bay Colony Corporate Center                  1119 St. Paul Street
1000 Winter Street, Suite 3350               Baltimore, MD  21202
Waltham, MA  02154


Polaris Venture Partners Founders' Fund,     Aeneas Venture Corporation
L.P.                                         c/o Harvard Management
Bay Colony Corporate Center                    Company, Inc.
1000 Winter Street, Suite 3350               600 Atlantic Avenue
Waltham, MA  02154                           Boston, MA 02210


One Liberty Fund III, L.P.                   William H. Younger, Jr.
One Liberty Square                           c/o Sutter Hill Ventures
Boston, MA  02109                            755 Page Mill Road
                                             Suite A200
                                             Palo Alto, CA 94304



                  [Third Amended and Restated Voting Agreement]

Gilde International B.V.                     Genstar Investment Corporation
c/o One Liberty                              Metro Tower, Suite 1170
  Partners III, L.P.                         Foster City, CA 94404
One Liberty Square                           Attn:  Mr. R. D. Paterson
Boston, MA  02109


Charles River Partnership VII,               Wells Fargo Bank, Trustee
Limited Partnership                          SHV M/P/T FBO David L. Anderson
Ten Post Office Square,                      Attn: Annik Prasad
 Suite 1330                                  MAC #0101-021
Boston, MA  02109                            420 Montgomery Street, 2nd Floor
                                             San Francisco, CA 94104


New Enterprise Associates IV,                Wells Fargo Bank, Trustee
 Limited Partnership                         SHV M/P/T FBO Tench Coxe
1119 St. Paul Street                         Attn:  Annik Prasad
Baltimore, MD  21202                         MAC #0101-021
                                             420 Montgomery Street, 2nd Floor
                                             San Francisco, CA 94104


New Venture Partners III, Limited            Catalyst Ventures, Limited
Partnership                                    Partnership
1119 St. Paul Street                         1119 St. Paul Street
Baltimore, MD  21202                         Baltimore, MD 21202


Highland Capital Partners II,                The Stanley Research Foundation
Limited Partnership                          Dr. Theodore H. Stanley
One International Place                      Professor of Anesthesia
Boston, MA  02110                            University of Utah
                                                Medical School
                                             Department of Anesthesia
                                             50 North Medical Drive
                                             Salt Lake City, Utah  84132


Mayfield Associates                          Philip G. Aberizk
2800 Sand Hill Road                          89 River Road
Menlo Park, CA  94025                        W. Newbury, MA  01985




                  [Third Amended and Restated Voting Agreement]

Mayfield Medical Partners                    Ziad and Lori Chamoun
2800 Sand Hill Road                          100A Green Street
Menlo Park, CA  94025                        Milton, MA  02186


Mayfield VI                                  Stephen C. Coit
2800 Sand Hill Road                          32 Vinebrook Road
Menlo Park, CA  94025                        Lexington, MA 02173


Sutter Hill Ventures,                        Anne De Gheest
 a California Limited                        Upstar Consulting
 Partnership                                 12133 Foothill Lane
c/o Sutter Hill Ventures                     Los Altos, CA  94022
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


Tow Partners, a California                   Philip Devlin as Custodian for
 Limited Partnership                          Michael Travers Devlin
c/o Sutter Hill Ventures                     33 Clearwater Road
755 Page Mill Road                           Brookline, MA  02167
Suite A200
Palo Alto, CA  94304


Paul M. and Martha R. Wythes,                Farhat N. Homsy, M.D.
Trustees of the Wythes Living Trust          2 South Street
c/o Sutter Hill Ventures                     Chestnut Hill, MA  02167
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


G. Leonard Baker, Jr.                        Veena C. Saini
c/o Sutter Hill Ventures                     24 Brook Street
755 Page Mill Road                           Brookline, MA  02146
Suite A200
Palo Alto, CA  94304




                  [Third Amended and Restated Voting Agreement]

William H. Younger, Jr.,                     Mary Lee Young
Trustee of the Younger Living Trust          123 Balboa Circle
c/o Sutter Hill Ventures                     Oak Ridge, TN  37830
755 Page Mill Road
Suite A200
Palo Alto, CA  94304


Tench Coxe                                   Zed International, Inc.
c/o Sutter Hill Ventures                     c/o Thomas J. Landergan
755 Page Mill Road                           BankBoston, N.A.
Suite A200                                   01-05-03
Palo Alto, Ca  94304                         P.O. Box 1890
                                             Boston, MA  02105


David L. Anderson                            Theodore H. Stanley &
c/o Sutter Hill Ventures                     Mary O. Stanley
755 Page Mill Road                           4800 Oak Terrace
Suite A200                                   Salt Lake City, Utah  84124
Palo Alto, Ca  94304


James C. Gaither                             The Lown Cardiovascular Fdn.
c/o Sutter Hill Ventures                     Louise Lown, Treasurer
755 Page Mill Road                           194 Hobart Road
Suite A200                                   Chestnut Hill, MA  02167
Palo Alto, Ca  94304


Ronald L. Perkins                            Steven H. Kane
c/o Sutter Hill Ventures                     2 Ben Arthur's Way
755 Page Mill Road                           Dover, MA 02030
Suite A200
Palo Alto, Ca  94304


Genstar Investment Corporation               J. Neal Armstrong
Metro Tower # 1170                           20 Cedar Ridge Road
950 Tower Lane                               N. Attleboro, MA  02760
Foster City, CA 94404-2121




                  [Third Amended and Restated Voting Agreement]

Merrill, Pickard, Anderson &                J. Breckenridge Eagle
 Eyre IV Limited Partnership                Box 1197
1000 Winter Street                          Mattapoisett, MA 02739
Suite 1080
Waltham, MA  02154


H&D Investments II                          Glen Wegner, MD
c/o Hale and Dorr LLP                       22 Lathrop Road
60 State Street                             Wellesley, MA 02181
Boston, MA 02109


Robert Carpenter                            Timothy J. Crowley, MD
9 Lowell Road                               42 Candy Hill Lane
Wellesley Hills, MA  02181                  Sudbury, MA  01776


Vikas Saini, M.D.                           Interstock Anstalt fur Vermogens und
24 Brook Street                             Trust Verwaltung
Brookline, MA 02146                         c/o Ernst Bloathlinger
                                            Herrengasse 21
                                            FL-9490 Vaduz
                                            Liechtenstein


Vijay J. Shah                               Richard & Julie Rogers
7 Fanueil Hall                              4 Fordyce Lane
Boston, MA 02159                            Ladue, MO  63124


Jeffrey L. Barrett                          Bayview Investors, Limited
20 Tavern Circle                            Robertson Stephens & Co.
Sudbury, MA 01776                           555 California Street
                                            San Francisco, CA  94104


Robert R Everett                            Theodore H. Ashford
80 Rollingwood Land                         3801 Kennett Pike B107
Concord, MA  01742                          Greenville, DE  19807




                  [Third Amended and Restated Voting Agreement]


HLM Partners VII, L.P.                       Orchid & Co., nominee for
HLM Management                               T. Rowe Price Threshold
c/o Peter Grua                               Fund III, L.P.
222 Berkeley Street, #2150                   c/o Junerose Sordoni
Boston, MA  02116                            T. Rowe Price Assoc. Inc.
                                             100 East Pratt
                                             Baltimore, MD  21202


SVE Star Venture Enterprises                 Nassib G. Chamoun
  No. V A German Civil Law                   c/o Aspect Medical Systems, Inc.
  Partnership (with limitation of            2 Vision Drive
    liability)                               Natick, MA 01760
c/o Andreas Hofbauer
Star Venture Managment
Possartstr. 9
D-81679 Munich
Germany


SVM StarVentures                             Chancellor LGT Private Capital Partners
  Managementgesellschaft mbH Nr.3              III, L.P.
    & Co. Beteilungs KG                      c/o Mark Radovanovich
c/o Andreas Hofbauer                         1166 Avenue of the Americas
Star Venture Managment                       New York, NY  16636
Possartstr. 9
D-81679 Munich
Germany


Citiventure 96 Partnership, L.P.             Fishers Island Partners
c/o Mark Radovanovich                        c/o Nathan Saint-Amand, M.D.
1166 Avenue of the Americas                  2 East 88th Street
New York, NY  16636                          New York, NY 10128


Suzanne M. Otterbein                         Douglas N. Young
23 Common Street                             10020 Park Royal Drive
Charlestown, MA 02129                        Great Falls, VA 22066-1856


David C. Zraket                              Caroline Zraket Pratt
57 Meacham Road                              100 Kelsey Place
Somerville, MA 02144                         Madison, CT 06443




                  [Third Amended and Restated Voting Agreement]

Donald R. Stanski, M.D.                      Victoria J. Shah
c/o Dept. of Anesthesia, Rm H-3584A          c/o V. J. Shah & Co.
Stanford University Hospital                 7 Fanueil Hall
Stanford, CA 04305                           Boston, MA 02109


Nina Rohrbasser                              Lester J. Lloyd
c/o V. J. Shah & Co.                         7 Haciendas Road
7 Fanueil Hall                               Orinda, CA 94563
Boston, MA 02109






                  [Third Amended and Restated Voting Agreement]

                                   Schedule II

                          ASPECT MEDICAL SYSTEMS, INC.

                             INSTRUMENT OF ACCESSION

         The undersigned, ______________________, as a condition precedent to
becoming the owner or holder of record of _________________ (           ) shares
of the capital stock, of Aspect Medical Systems, Inc., a Delaware corporation (the "Corporation"), hereby agrees to become a party to and bound by that certain Third Amended and Restated Voting Agreement, dated as of February __, 1998, by and among the Corporation and other shareholders of the Corporation. This Instrument of Accession shall take effect and shall become an integral part of the said Third Amended and Restated Voting Agreement immediately upon execution and delivery to the Corporation of this Instrument.

         IN WITNESS WHEREOF, this INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the Commonwealth of Massachusetts, as of the date below written.

                                        Signature: _____________________________

                                        Print Name: ____________________________

                                        Date: __________________________________

                                        Address: _______________________________

                                        ________________________________________

                                        ________________________________________


Accepted by:

ASPECT MEDICAL SYSTEMS, INC.

By:  ___________________________

Date:  __________________________




                  [Third Amended and Restated Voting Agreement]